EXHIBIT 99.1

FortuNet Announces Earnings Call for the Quarter Ended September 30, 2008

LAS VEGAS, Nov. 11, 2008 (GLOBE NEWSWIRE) -- FortuNet, Inc. (the "Company") (Nasdaq:FNET) today announced that it will conduct a conference call to discuss its financial results for the quarter ended September 30, 2008. The conference call will be held on November 14 at 10:00 A.M., Pacific Standard Time. To participate in the conference call, please dial 1-888-820-9409 and enter the authorization number 4227856.

CONTACT:  FortuNet, Inc.
          Investor Contact:
          Jack Coronel
          (702) 796-9090
          jack@fortunet.com